EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Findley, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of American Eagle Energy Inc. for the period ended January 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Eagle Energy Inc.

Dated: March 22, 2010

                               /s/ Richard Findley
                               -------------------------------------------------
                               Richard Findley
                               President, Secretary, Treasurer and Director
                               (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) American Eagle Energy Inc.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to American Eagle Energy Inc. and will be retained by American Eagle Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.